UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2004

SUNTERRA CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-13815	95-4582157
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3865 West Cheyenne Avenue

North Las Vegas, Nevada 89032

(Address of principal executive offices including zip code)

(702) 804-8600

(Registrant’s telephone number including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 8. CHANGE IN FISCAL YEAR

ITEM 9. REGULATION FD DISCLOSURE

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

SIGNATURES

Exhibit 99.1

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Press release dated August 2, 2004.

ITEM 8. CHANGE IN FISCAL YEAR

On July 30, 2004, the Board of Directors of Sunterra Corporation voted to change the Company’s fiscal year end from December 31 to September 30. The change will become effective October 1, 2004, with the Company’s 2005 fiscal year set to begin on that date and to end on September 30, 2005. Financial information for what will now be the nine-month transition period ending September 30, 2004 will be presented in the Company’s Form 10-KT for the period then ended.

ITEM 9. REGULATION FD DISCLOSURE

On August 2, 2004, Sunterra Corporation issued a press release announcing its operating results for the quarter ended June 30, 2004 and a change in the fiscal year end from December 31 to September 30. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.*

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 2, 2004, Sunterra Corporation issued a press release announcing its operating results for the quarter ended June 30, 2004 and a change in the fiscal year end from December 31 to September 30. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.*

*	The information furnished under Item 9 and Item 12, including the attached exhibit, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNTERRA CORPORATION
(Registrant)

	By:	/s/ Steven E. West
August 2, 2004		Steven E. West
(Date)		Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

The following is a list of the exhibits furnished herewith.

Exhibit Number	Description
99.1	Press release issued by Sunterra Corporation on August 2, 2004.